Exhibit 99.1

Investor Relations:

Brian Norris

Senior Vice President of Finance and Investor Relations

bnorris@evolvtechnology.com

The Board of Evolv Technology Determines that Certain Financial Statements Should Not Be Relied Upon

Company Delays Release of Third Quarter Financial Results

Waltham, Massachusetts – October 25, 2024 – Evolv Technology (“Evolv” or the “Company”) (NASDAQ: EVLV), a leading security technology company pioneering AI-based screening designed to create safer experiences, today announced that shareholders and others should not rely upon certain of the Company’s previously issued financial statements and that it will delay filing its Quarterly Report on Form 10-Q for the period ended September 30, 2024.

An ad hoc committee of independent directors (the “committee”) of the Board of Directors of the Company (the “Board”), under the direction of the Board, is conducting an internal investigation that is focused on the Company’s sales practices, including whether certain sales of products and subscriptions to channel partners and end users were subject to extra-contractual terms and conditions that impacted revenue recognition and other metrics, and if so, when senior Company personnel became aware of these issues.

While the committee’s investigation is ongoing, the committee has made a preliminary determination that certain sales, including sales to one of its largest channel partners, were subject to extra-contractual terms and conditions, some of which were not shared with the Company’s accounting personnel, and that certain Company personnel engaged in misconduct in connection with those transactions. Furthermore, these extra-contractual terms and conditions were withheld from the Company’s Audit Committee of the Board (the “Audit Committee”) and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”).

As a result of these preliminary findings, the committee has determined that the accounting for certain sales transactions was inaccurate and that, among other things, revenue was prematurely or incorrectly recognized in connection with financial statements prepared for the periods between the second quarter of 2022 and the second quarter of 2024. The committee has determined that these misstatements are material for certain financial statements prepared for these periods and that the recognition of revenue in the proper periods will impact each of those financial statements. The committee currently estimates that, on a net basis (taking into account revenue that was prematurely recognized but offset by amounts appropriately recognized in subsequent periods) through June 30, 2024, the sales transactions at issue have resulted in premature or incorrect revenue recognition of approximately $4 million to $6 million. The committee anticipates that the vast majority of this revenue was prematurely rather than incorrectly recognized. This estimate is preliminary and subject to change pending the conclusion of the investigation. Other previously reported metrics that are a function of revenue were also misstated as a result of these revenue misstatements.

Accordingly, on October 24, 2024, based on the committee’s recommendation, the Board determined that the Company’s previously issued consolidated financial statements and other financial data for the fiscal years ended December 31, 2022 and December 31, 2023 contained in its Annual Report on Form 10-K, and its condensed consolidated financial statements for the quarters and year-to-date periods ended June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024 contained in its Quarterly Reports on Form 10-Q (collectively, the “Non-Reliance Periods”), should no longer be relied upon because of the misstatements described above. The Board also determined that the Company’s disclosures related to such financial statements and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods should no longer be relied upon. The Company is in the process of evaluating the impact on internal control over financial reporting and expects to report one or more additional material weaknesses in internal control over financial reporting. Certain members of the Audit Committee and the Board discussed this conclusion with PwC.

As a result of the investigation, the Quarterly Report on Form 10-Q filing and the Company’s earnings release for the third quarter will be delayed.

The Board commented, “We recognize the importance of timely and accurate financial disclosures and are working expeditiously to conclude our thorough investigation. The Board is committed to taking whatever remedial actions are necessary, so that the Company can provide reliable information to our key stakeholders.”

The Board continued, “The fundamentals of our business remain strong. We are seeing demand for our products and services that is in line with our internal forecasts and consistent with our long-term expectations of advancing our distribution model and achieving the Rule of 40.”

The Company has self-reported these issues to the Division of Enforcement of the U.S. Securities and Exchange Commission (the “SEC”), which had been conducting a previously disclosed and unrelated investigation. The Company is continuing to cooperate with the SEC investigation.

The ad hoc committee has retained Debevoise & Plimpton LLP as legal counsel, Cleary Gottlieb Steen & Hamilton LLP as its independent legal counsel and Ankura Consulting Group as its forensic accounting firm to conduct the investigation. The committee is working closely with these outside experts to complete the investigation and prepare amendments to the Company’s financial statements and related filings as expeditiously as possible.

The Company will file a Form 12b-25, Notification of Late Filing, with the SEC for its Quarterly Report on Form 10-Q for the period ended September 30, 2024 to provide for additional time to complete the committee’s internal investigation and prepare amendments to the Company’s financial statements and related filings.

The Company will provide a further update as soon as the internal investigation is complete.

About Evolv Technology

Evolv Technology (NASDAQ: EVLV) is designed to transform human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered screening and analytics. Its mission is to transform security to create a safer world to live, work, learn, and play. Evolv has digitally transformed the gateways in many places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than a billion people since 2019. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category, as well as Sport Business Journal’s (SBJ) awards for “Best In Fan Experience Technology” and “Best In Sports Technology”. Evolv®, Evolv Express®, Evolv Insights®, Evolv Visual Gun Detection™, Evolv eXpedite™, and Evolv Eva™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit evolv.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including results and statements regarding the final outcome or duration of the committee’s internal investigation, the estimated impact on previously reported financial metrics, the impact on internal controls over financial reporting, the delay of the release of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, the filing of a Form 12b-25, Notification of Late Filing, the timing of future SEC filings, demand for the Company’s products and services, the Company’s internal forecasts, long-term expectations and future actions by our Board. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results and actions to be materially different from any future results or actions expressed or implied by the forward-looking statements, including, but not limited to, the factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission ("SEC") on February 29, 2024, as any such factors may be updated from time to time in our other filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. The forward-looking statements in this press release are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Media Contact:

Alexandra Smith Ozerkis

aozerkis@evolvtechnology.com

Investor Contact:

Brian Norris

bnorris@evolvtechnology.com